Quarterly portfolio holdings
John Hancock
U.S. Growth Fund
U.S. equity
June 30, 2025
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

Fund’s investments

As of 6-30-25 (unaudited)
	Shares	Value
Common stocks 99.4%		$1,789,062,617
(Cost $1,006,030,664)
Communication services 13.0%		233,312,675
Entertainment 3.9%
Live Nation Entertainment, Inc. (A)	132,038	19,974,709
Netflix, Inc. (A)	36,756	49,221,062
Interactive media and services 9.1%
Alphabet, Inc., Class A	543,453	95,772,722
Meta Platforms, Inc., Class A	92,596	68,344,182
Consumer discretionary 12.8%		230,410,813
Automobiles 1.7%
Tesla, Inc. (A)	94,047	29,874,970
Broadline retail 6.2%
Amazon.com, Inc. (A)	508,566	111,574,295
Hotels, restaurants and leisure 3.8%
Airbnb, Inc., Class A (A)	169,021	22,368,239
DraftKings, Inc., Class A (A)	575,973	24,703,482
Starbucks Corp.	231,405	21,203,640
Specialty retail 1.1%
O’Reilly Automotive, Inc. (A)	229,515	20,686,187
Consumer staples 3.1%		56,099,856
Beverages 1.3%
The Coca-Cola Company	326,461	23,097,116
Consumer staples distribution and retail 1.0%
U.S. Foods Holding Corp. (A)	232,884	17,934,397
Tobacco 0.8%
Philip Morris International, Inc.	82,734	15,068,343
Energy 2.0%		36,904,654
Oil, gas and consumable fuels 2.0%
Targa Resources Corp.	120,809	21,030,431
The Williams Companies, Inc.	252,734	15,874,223
Financials 10.5%		189,061,164
Banks 1.0%
Wells Fargo & Company	222,864	17,855,864
Capital markets 4.6%
Ares Management Corp., Class A	110,944	19,215,501
Interactive Brokers Group, Inc., Class A	357,404	19,803,756
KKR & Company, Inc.	204,851	27,251,329
Nasdaq, Inc.	181,719	16,249,313
Consumer finance 1.2%
American Express Company	71,015	22,652,365
Financial services 3.7%
Equitable Holdings, Inc.	380,507	21,346,443
Mastercard, Inc., Class A	79,522	44,686,593
Health care 6.0%		108,888,651
Biotechnology 1.0%
Gilead Sciences, Inc.	167,853	18,609,862
Health care equipment and supplies 0.9%
Boston Scientific Corp. (A)	152,473	16,377,125
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Health care (continued)
Health care providers and services 1.1%
Cencora, Inc.	66,311	$19,883,353
Pharmaceuticals 3.0%
Eli Lilly & Company	69,296	54,018,311
Industrials 4.7%		83,754,330
Aerospace and defense 1.9%
General Electric Company	134,338	34,577,258
Ground transportation 1.7%
Uber Technologies, Inc. (A)	320,786	29,929,334
Machinery 1.1%
Parker-Hannifin Corp.	27,557	19,247,738
Information technology 44.4%		798,791,551
Electronic equipment, instruments and components 2.5%
Flex, Ltd. (A)	499,167	24,918,417
Jabil, Inc.	95,423	20,811,756
IT services 1.0%
GoDaddy, Inc., Class A (A)	103,572	18,649,174
Semiconductors and semiconductor equipment 19.9%
Analog Devices, Inc.	94,769	22,556,917
Broadcom, Inc.	329,138	90,726,890
NVIDIA Corp.	1,547,460	244,483,204
Software 14.3%
Microsoft Corp.	466,795	232,188,501
Salesforce, Inc.	91,363	24,913,776
Technology hardware, storage and peripherals 6.7%
Apple, Inc.	582,653	119,542,916
Real estate 2.9%		51,838,923
Health care REITs 1.6%
Welltower, Inc.	184,354	28,340,740
Specialized REITs 1.3%
American Tower Corp.	106,317	23,498,183

	Yield (%)	Shares	Value
Short-term investments 1.6%			$28,162,203
(Cost $28,162,203)
Short-term funds 1.6%			28,162,203
State Street Institutional U.S. Government Money Market Fund, Premier Class	4.2560(B)	28,162,203	28,162,203

Total investments (Cost $1,034,192,867) 101.0%	$1,817,224,820
Other assets and liabilities, net (1.0%)	(17,574,032)
Total net assets 100.0%	$1,799,650,788

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 6-30-25.
SEE NOTES TO FUND’S INVESTMENTS	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of June 30, 2025, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
4	|